SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




         Date of Report (Date of Earliest Event Reported) August 1, 2005
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                 Pope Resources, A Delaware Limited Partnership
             (Exact name of registrant as specified in its charter)



               Delaware                                   91-1313292
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   (State or other jurisdiction of                     (I.R.S. Employer
    incorporation or organization)                   Identification No.)



                19245 Tenth Avenue NE, Poulsbo, Washington 98370
                ------------------------------------------------
               (Address of principal executive offices) (ZIP Code)


        Registrant's telephone number, including area code (360) 697-6626
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                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT
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Item 8.01                  OTHER EVENTS


On August 1, 2005 the registrant issued a press release announcing that its subsidiary, Olympic Resource Management LLC ("ORMLLC") has successfully closed a $62 million private equity timber fund, ORM Timber Fund I, L.P (the "Fund"). A copy of that press release is furnished herewith as Exhibit 99.1.

The aforementioned $62 million total includes Pope Resources' co-investment of $12.4 million. ORMLLC will be the general partner of the Fund and earn fees from managing the Fund's operations. Investors in the Fund have committed to provide the $62 million of equity capital as suitable timberland investments are located and contracted for purchase.

Item 9.01.                 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.       Description
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99.1              Press release of the registrant dated August 1, 2005

SIGNATURES
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Pursuant to the requirements of Section 13 of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             POPE RESOURCES, A DELAWARE LIMITED PARTNERSHIP


DATE: August 1, 2005            BY: /s/ Thomas M. Ringo
                                   ----------------------
                                Thomas M. Ringo
                                Vice President and Chief Financial Officer, Pope
                                Resources, A Delaware Limited Partnership, and
                                Pope MGP, Inc., General Partner